UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2008

WILMINGTON TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14659	51-0328154

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware		19890

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(302) 651-1000

(Former names or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Item 2.02. Results of Operations and Financial Condition.
Wilmington Trust Corporation’s press release reporting its results of operations and financial condition for the fourth quarter and full year of 2007 was dated January 18, 2008, is attached hereto as Exhibit 99, and is being furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILMINGTON TRUST CORPORATION

Dated: January 18, 2008	By: Name:	/s/ David R. Gibson David R. Gibson,
	Title:	Executive Vice President
Chief Financial Officer
(Authorized Officer)

EXHIBIT INDEX

Exhibit	Exhibit	Page Number

99	Earnings Release	4